UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

CELGENE CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 21, 2008, Celgene International Sarl announced that Thalidomide Pharmion has been granted full marketing authorization by the European Commission for use in combination with melphalan and prednisone as a treatment for patients with newly diagnosed multiple myeloma. Multiple myeloma is the second most commonly diagnosed blood cancer. According to the International Myeloma Foundation, there are an estimated 750,000 people with multiple myeloma worldwide. There are more than 85,000 men and women in Europe currently undergoing treatment for multiple myeloma, and 25,000 people are expected to die from this blood cancer in 2008.

Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 – Press Release dated April 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: April 21, 2008

By: /s/ David W. Gryska
Name: David W. Gryska
Title: Senior Vice President and
Chief Financial Officer